Registration No. 333-
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


      Delaware 38-0549190                           38-0549190
(State or other jurisdiction of          (I.R.S. Employee Identification No.)
incorporation or organization)

         The American Road
         Dearborn, Michigan                             48121-1899
(Address of principal executive offices)                (Zip Code)


                          1990 Long-Term Incentive Plan
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                          CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ----------------------- ------------------------ ------------------------
                                                                              Proposed maximum
        Title of                                          Proposed           aggregate offering
    securities to be           Amount to be           maximum offering             price**          Amount of registration
       registered               registered*          price per share**                                        fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Common Stock,                    5,000,000
$1.00 par value                   shares                  $58.875               $294,375,000              $86,840.63
------------------------- ------------------------ ----------------------- ------------------------ ========================
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     *The number of shares being registered represents shares of Common Stock issued or to be issued as awards to participants under the 1990 Long-Term
Incentive Plan.

     **Based on the market price of Common Stock of the Company on July 6, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

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                                       -2-


                          1990 Long-Term Incentive Plan
                          -----------------------------

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-46295, 33-55847, 33-54348 and 33-39402 are incorporated herein by reference.



               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits.


Exhibit 4.A  -  Ford Motor Company 1990 Long-Term Incentive Plan. Filed as
                Exhibit 4(A) to Registration Statement No. 33-39402 and incorporated herein by reference.

Exhibit 4.B  -  Amendment to 1990 Long-Term Incentive Plan (effective as of
                October 1, 1990). Filed as Exhibit 10-P-1 to Ford's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.

Exhibit 4.C  -  Amendment to 1990 Long-Term Incentive Plan (effective as of
                March 8, 1995). Filed as Exhibit 10. 2 to Ford's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and incorporated herein by reference.

Exhibit 4.D  -  Amendment to 1990 Long-Term Incentive Plan (effective as of
                October 1, 1997). Filed as Exhibit 10-M-3 to Ford's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 4.E  -  Amendment to 1990 Long-Term Incentive Plan (effective as of
                January 1, 1998). Filed as Exhibit 10-M-4 to Ford's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 5    -  Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 15   -  Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.
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                                        -3-


Exhibit 23   -  Consent of Independent Certified Public Accountants. Filed with this Registration Statement.

Exhibit 24.A -  Powers of Attorney authorizing signature. Filed as Exhibit 24.A to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.B -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration Statement No. 333-49545 and incorporated herein by reference.


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                                        -4-


     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 8th day of July, 1998.

                                      FORD MOTOR COMPANY

                                      By:  Alex Trotman*
                                         -------------------------------------
                                           (Alex Trotman)
                                           Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.
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     Signature                                Title                                Date
--------------------                ------------------------------              --------------
                                    Director and Chairman of the
                                    Board of Directors, President
                                    and Chief Executive Officer
Alex Trotman*                       (principal executive officer)               July 8, 1998
---------------------------
(Alex Trotman)



Michael D. Dingman*                 Director                                    July 8, 1998
---------------------------
(Michael D. Dingman)



                                    Director and
Edsel B. Ford II*                   Vice President                              July 8, 1998
---------------------------
(Edsel B. Ford II)



William Clay Ford*                  Director                                    July 8, 1998
---------------------------
(William Clay Ford)


                                    Director and Chairman
William Clay Ford, Jr.*             of the Finance Committee                    July 8, 1998
---------------------------
(William Clay Ford, Jr.)

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                                             -5-



     Signature                                Title                                Date
-----------------------             --------------------------                  -------------

Irvine O. Hockaday, Jr.*            Director                                    July 8, 1998
--------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*                 Director                                    July 8, 1998
--------------------------
(Marie-Josee Kravis)


Ellen R. Marram*                    Director                                    July 8, 1998
--------------------------
(Ellen R. Marram)


Homer A. Neal*                      Director                                    July 8, 1998
--------------------------
(Homer A. Neal)


Carl E. Reichardt*                  Director                                    July 8, 1998
--------------------------
(Carl E. Reichardt)


John L. Thornton*                   Director                                    July 8, 1998
--------------------------
(John L. Thornton)


                                    Executive Vice President
                                    and Chief Financial Officer
John M. Devine*                     (principal financial officer)               July 8, 1998
--------------------------
(John M. Devine)


                                    Corporate Controller
William J. Cosgrove*                (principal accounting officer)              July 8, 1998
--------------------------
(William J. Cosgrove)




*By:/s/K.S. Lamping
   -----------------------
     (K. S. Lamping,
     Attorney-in-Fact)
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                                       -6-

                                  EXHIBIT INDEX
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                                                                                Sequential Page
                                                                                at which Found
                                                                                (or Incorporated
                                                                                by Reference)
                                                                                -----------------

Exhibit 4.A    -    Ford Motor Company 1990 Long-Term Incentive Plan. Filed as
                    Exhibit 4(A) to Registration Statement No. 33-39402 and incorporated herein by reference.

Exhibit 4.B    -    Amendment to 1990 Long-Term Incentive Plan (effective as of
                    October 1, 1990). Filed as Exhibit 10-P-1 to Ford's Annual
                    Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.

Exhibit 4.C    -    Amendment to 1990 Long-Term Incentive Plan (effective as of
                    March 8, 1995). Filed as Exhibit 10. 2 to Ford's Quarterly
                    Report on Form 10-Q for the quarter ended March 31, 1995 and incorporated herein by reference.

Exhibit 4.D    -    Amendment to 1990 Long-Term Incentive Plan (effective as of
                    October 1, 1997). Filed as Exhibit 10-M-3 to Ford's Annual
                    Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 4.E    -    Amendment to 1990 Long-Term Incentive Plan (effective as of
                    January 1, 1998). Filed as Exhibit 10-M-4 to Ford's Annual
                    Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 5      -    Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants. Filed with this Registration Statement.

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                                             -7-

Exhibit 24.A   -    Powers of Attorney authorizing signature. Filed as Exhibit 24.A to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to
                    Registration Statement No. 333-49545 and incorporated herein by reference.
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